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                                                                    EXHIBIT 99.2



                             K & F INDUSTRIES, INC.

                         NOTICE OF GUARANTEED DELIVERY

                                       OF

                    9 1/4% SENIOR SUBORDINATED NOTES DUE 2007



     As set forth in the Prospectus dated             , 1998 (the "Prospectus"),
of K & F Industries, Inc. (the "Company") under the caption "The Exchange
Offer -- Guaranteed Delivery Procedures," this form must be used to accept the
Company's offer to exchange its 9 1/4% Series B Senior Subordinated Notes due
2007 (the "New Notes") for an equal principal amount of its 9 1/4% Senior
Subordinated Notes due 2007 (the "Old Notes"), by Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii)
who cannot deliver their Old Notes, the Letter of Transmittal or an Agent's
Message (as defined in the Prospectus) or any other documents required by the
Letter of Transmittal to the Exchange Agent prior to the Expiration Date. This form must be delivered by an Eligible Institution by mail or hand delivery or transmitted, via facsimile, to the Exchange Agent at its address set forth below not later than the Expiration Date. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.



                             The Exchange Agent is:
                      STATE STREET BANK AND TRUST COMPANY



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
                   If by Mail:                                If by Overnight Courier or Hand:
       State Street Bank and Trust Company                  State Street Bank and Trust Company
                   P.O. Box 778                                   Two International Place
              Boston, MA 02112-0078                                   Boston, MA 02110
             Attention: Kellie Mullen                             Attention: Kellie Mullen

                  By Telecopier:                                   Confirm by Telephone:
                  (617) 664-5395                                      (617) 664-5587


     Delivery of this instrument to an address other than as set forth above or transmission via a facsimile number other than one listed above will not constitute a valid delivery.

Ladies and Gentlemen:


     The undersigned hereby tenders for exchange to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed
Delivery Procedures."



     The undersigned understands and acknowledges that the Exchange Offer will
expire at 5:00 p.m., New York City time, on           , 1998, unless extended by
the Company. The term "Expiration Date" shall mean 5:00 p.m., New York City
time, on           , 1998, unless the Exchange Offer is extended as provided in the Prospectus, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended.


     All authority conferred or agreed to be conferred by this Notice of
Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Notice of
Guaranteed Delivery shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.
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                                   SIGNATURE

   __________________________________________ Date: __________________________

   __________________________________________ Date: __________________________
   Signature(s) of Holder(s) or Authorized Signatory

   Area Code and Telephone Number: ___________________________________________

   Name(s): __________________________________________________________________
                                      (Please Print)


   Capacity (full title), if signing in a fiduciary or representative capacity:


   ___________________________________________________________________________

   Address: __________________________________________________________________
                                  (including Zip Code)

   Taxpayer Identification
   or Social Security No.: ___________________________________________________
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   Principal Amount of Old Notes Tendered (must be in integral multiples of
   $1,000): $_______________

   Certificate Number(s) of Old Notes (if available):

   ____________________________________________________________

   Aggregate Principal Amount
   Represented by Certificate(s): $_______________

   IF TENDERED OLD NOTES WILL BE DELIVERED BY BOOK-ENTRY TRANSFER, PROVIDE
   THE DEPOSITORY TRUST COMPANY ("DTC") ACCOUNT NO. AND TRANSACTION CODE
   NUMBER (if available):

   Account No.: ______________________________________________________________

   Transaction Number: _______________________________________________________
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                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)
        The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a
   commercial bank or trust company having an office or correspondent in the
   United States or an "eligible guarantor institution" within the meaning of
   Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of a properly completed and executed Letter of Transmittal (or facsimile thereof) or an
   Agent's Message, as well as the certificate(s) representing all tendered
   Old Notes in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at DTC as described in the Prospectus under the caption "The Exchange
   Offer -- Book-Entry Transfer" and any other documents required by the
   Letter of Transmittal, all by 5:00 p.m., New York City time, on the fifth
   New York Stock Exchange trading day following the Expiration Date.

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
   Name of Eligible Institution: ___________________   Authorized Signature

   Address: ________________________________________   Name: _________________
                                                       Title: ________________
   Area Code and Telephone No.: ____________________   Date: _________________

   NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE. ACTUAL SURRENDER OF OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, THE LETTER OF TRANSMITTAL.
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